UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2004

URBAN OUTFITTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-22754	23-2003332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1809 Walnut Street, Philadelphia PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 564-2313

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2004, the Company issued a sales release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The sales release disclosed material non-public information regarding the Company’s sales for the three and nine month period ending October 31, 2004.

In addition, on November 11, 2004, the Company issued an earnings release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. The earnings release disclosed material non-public information regarding the Company’s earnings for the three and nine month periods ending October 31, 2004.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

99.1	Sales Release dated November 4, 2004 – Third Quarter FY05 Sales
99.2	Earnings Release dated November 11, 2004 – Third Quarter FY05 Earnings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN OUTFITTERS, INC.

Date: November 15, 2004	By:	/s/ John E. Kyees
John E. Kyees
Chief Financial Officer

Exhibit Index

99.1	Sales Release dated November 4, 2004 – Third Quarter FY05 Sales

99.2	Earnings Release dated November 11, 2004 – Third Quarter FY05 Earnings